Member Units	12 Months Ended
Dec. 31, 2011
Member Units [Text Block]
13. Member Units

Brownstone had issued ownership interests to its investors in the form of member units. Each unit entitled the member to equal governance and voting rights. Allocations of net profits or losses varied by membership class, as stated in the Company’s operating agreement. The Class D and E members were protected from further dilution. The personal liability of each member was limited to the amount of the member’s capital contribution less any distributions. These member units were converted to common and preferred stock upon conversion to a C corporation on April 30, 2010.

At December 31, 2009, there were the following units authorized, issued, and outstanding:

Unit Class	Authorized	Issued	Outstanding
Class A	3,518,009	2,427,001	2,427,001
Class B	427,514	349,129	236,067
Class C	693,390	693,390	693,390
Class D	559,261	559,261	559,261
Class E	1,136,438	1,136,438	1,136,438